BSQUARE Announces Nasdaq Compliance; Upcoming Third Quarter Earnings Conference Call

Bellevue, WA – October 26, 2005 – BSQUARE (Nasdaq: BSQR), a leading provider of smart device solutions, announced today that it received notification from the Nasdaq Listing Qualifications Staff that BSQUARE has regained compliance with Marketplace Rule 4450(a)(5) regarding the $1 minimum bid price listing requirement and that the Staff would give this matter no further consideration. As such, the hearing before the Listing Qualifications Hearings Panel, originally scheduled for November 3, 2005, to address BSQUARE’s listing status will not be held. The company regained full compliance with the $1 minimum bid price listing requirement following a one-for-four reverse stock split announced on October 6, 2005.

“We are pleased to have regained compliance and remain on the Nasdaq National Market,” commented Brian Crowley, chief executive officer of BSQUARE. “With this concern now behind us, we can focus on the execution of our business strategy through growth of our proprietary products and increased penetration of our other business offerings.”

Management expects the company’s symbol to return to “BSQR” from “BSQRD” 20 trading days after the effective date of the reverse stock split, or November 4, 2005.

The company additionally announced that it plans to release its financial results for the third quarter ended September 30, 2005 after the close of regular market trading on Thursday, November 3, 2005. A conference call will follow at 5 p.m. Eastern Time (2 p.m. Pacific Time). To access the call, please dial (800) 936-9754 or (973) 935 2048 for international callers and reference “BSQUARE Third Quarter Conference call”. A replay will be available for one week following the call by dialing (877) 519- 4471 or (973) 341-3080 for international callers; reference conference ID6646802. A live and replay webcast of the call will be available at www.BSQUARE.com in the investor relations section.

About BSQUARE
BSQUARE is a solution provider to the global embedded device community. Committed to delivering quality, lowering project risk and time to market, our teams collaborate with smart device makers at any stage in their device development. Our solution portfolio includes software and hardware development, systems integration services, reference designs, board support packages, middleware, and applications. As a full service provider, device makers can also license best-in-class software products and operating systems. Since 1994, BSQUARE has completed hundreds of successful projects and has become a trusted partner to smart device makers worldwide. For more information about BSQUARE, visit its website at www.bsquare.com.

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BSQUARE is a registered trademark of BSQUARE Corporation. Other product or service names mentioned herein are the trademarks of their respective owners.

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to our stock performance, business development and proprietary products strategy. The words “believe,” “expect,” “intend,” “anticipate,” “presume,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Our forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those projected. Factors that could affect our actual results include a decline in the market for our products, technology licenses and services; a decline in the market for Windows-based or other smart devices or the failure of this market to develop as anticipated; adverse changes in macro-economic conditions; our ability to successfully implement, execute and make adjustments in our business strategy, business model or product offerings to meet the needs of our current, new and potential customers; risks associated with the effects of our restructurings; our ability to successfully support our operations; competition; and intellectual property risks. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in BSQUARE’s Quarterly Report on Form 10-Q for the period ended June 30, 2005 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors That May Affect Future Results.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Company Contact:
Elizabeth Rosenbaum
Director of Marketing
BSQUARE
425.519.5288
pr@bsquare.com

Investor Contact:
Matt Hayden
President
Hayden Communications, Inc.
858.704.5065
matt@haydenir.com